Investor Presentation

Joe Burnett, President & CEO

December 6th, 2017

Forward Looking Statements

Statements herein concerning MRI Interventions, Inc. (the "Company") plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the Company's ability to obtain additional financing; estimates regarding the sufficiency of the Company's cash resources; future revenues from sales of the Company's ClearPoint® System products; and the Company's ability to market, commercialize and achieve broader market acceptance for the Company's ClearPoint System products. More detailed information on these and additional factors that could affect the Company's actual results are described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, both of which have been filed with the Securities and Exchange Commission.

© 2017 MRI INTERVENTIONS, INC.

MRIC: The Premier Company for Precision MRI-Guided Therapy

- MRI Interventions: Leader in Precision MRI-Guided Therapy
  - Unique Platform that allows surgeons and researchers to deliver devices and therapies to the brain with pinpoint accuracy under live MRI Guidance
  - Enables entire procedure to take place in the MRI suite and reduce the risk of hospital acquired infection and complications from moving open patients during surgery from the OR
  - Extensive Intellectual Property position: 70+ issued US patents, 45 international
- Procedure Growth Fueled By Expanding Installed Base and Increased Utilization
  - 52 Installed systems in the U.S. at leading Neurosurgery Hospitals and Teaching Programs
  - Each new system placement enables razor – razorblade disposable product sales
  - Procedure count continues to grow; 45% CAGR (est.) the past four years
  - Each procedure is supported by established direct sales channel of 15 territory managers and clinical specialists spread across the U.S.
- Expanding Platform into Adjacent Areas to Address Additional Unmet Medical Needs
  - Expanding platform into the stroke market for ICH via collaboration with Mayo Clinic
  - Evaluating global opportunities for expansion and sales leverage through direct and distributed partnerships
  - Existing and New addressable markets > $1B in potential

MRI INTERVENTIONS
© 2017 MRI INTERVENTIONS, INC.

Without ClearPoint®, Minimally Invasive Neuro Procedures Are Performed "Blind"

Conventional Stereotactic Procedure



No real time images – images from earlier in the day or week

ClearPoint Neuro Procedure


dialing-in the correct alignment using real-time MRI
Left Bottom Cannula
Left STN

The ClearPoint Neuro Navigation System Platform

ClearPoint Procedure Overview:









ClearPoint Video
Entry and Trajectory

ClearPoint Video
Alignment and Insertion

VIDEO

VIDEO

Our MRI-Guided Therapy Platform is Currently Being Used to:

Implant Neuro Stimulation Products from:

- Medtronic
- St. Jude Medical
- NeuroPace
- Boston Scientific (Pending FDA Approval)





Place Laser Ablation Probes from:

- Medtronic-Visualase
- Monteris Medical




Deliver Drugs and Biologics from:

- Voyager
- Medicenna
- Oxford Biomedica
- International Stem Cell Corporation

MRIC Platform Runs on All Major Scanners:

- Siemens
- GE
- Philips
- IMRIS






Broad and Growing User Base of Leading Neurosurgeons

ClearPoint® Is Installed in 52 Top US Hospitals and Growing

UC San Francisco
San Francisco VA
Stanford Univ
UCSF Benioff Childrens
USC
UC San Diego
Univ of Colo
Univ of Utah
Univ of Arizona
Cook Children's
MD Anderson
Methodist Hosp
Texas Children's Hosp
Riverside
Nationwide Children's
Children's Mercy
Kansas Univ Med Center
Univ of Wisconsin
Spectrum Health
Ohio State Univ
Univ of Cincinnati
Univ of Michigan



Univ of Minnesota Med Ctr
Brigham & Women's
Boston Children's
Yale Univ
Univ of Pitt Med Center
Memorial Sloan Kettering
Hackensack Univ Med Center
Cornell
Central Du Page
Nat. Institutes of Health
Nat Children's Hospital
Children's Hosp of Philadelphia
Univ of Virginia
Emory University
Carillion
Duke University
Children's of Alabama
CHOA Scottish Rite
Willis Knighton
Mayo Clinic Jacksonville
Miami Children's

Strong Commercial Sales and Clinical Support Teams in Place

Precision MRI-Guided Platform: ClearPoint Neuro Navigation System

ClearPoint Components:

Capital Sale

Reusable Hardware Components



Integrated Software



$100K - $175K ASP

Recurring Revenue

Single-Use, Disposable Components



~$7,500 ASP Procedure



Emory University Hospital



Univ. of California San Francisco Medical Center



Univ. of Pittsburgh Medical Center

ClearPoint Neurosurgical Procedure Growth



CAGR, 2013-17: ~45% (est)
Procedures
700
600
500
400
300
200
100
0
625-650
2013
2014
2015
2016
2017
Outlook

- Q1, 2017: ***146 Procedures***
- Q2, 2017: ***162 Procedures***
- Q3, 2017: ***161 Procedures***

© 2017 MRI INTERVENTIONS, INC.

MRIC: 5-Year Growth Strategy


Global Sales Expansion
& Business Model Scale
New Therapy Product Sales
Direct & Though Partnerships
ClearPoint® & Caths in Drug
Therapy Trials & Commercial
ClearPoint® Platform Sales
Into Existing Device Markets
Market Potential for Procedures
MRIC Growth Contribution
Strategic & Focused Expansion to new geographies either direct or through partners
2+ Therapy Products & Opportunities to Distribute (e.g. ICH Clot Extraction for stroke)
5+ Current Phase I Trials Using ClearPoint®
Tumor Biopsy & Ablation 3
LIT and NeuroPace for Epilepsy 2
Deep Brain Stimulation (DBS) for Parkinson's 1
6 Included Below
5 50,000+
4 50,000+
12,500+
28,000+
15,000+
Growth from New Markets
Growth from Existing Markets
2017 Base Revenue
2017
2022

Target Indications of > 150,000 procedures per year represents

Potential Addressable Market for MRIC of $1B+

Note: Market sizes for brain tumor, ICH are Pancreatic cancer are incidence numbers because of the nature of those diseases. Prevalence numbers are based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources.

© 2017 MRI INTERVENTIONS, INC.

Existing Clinical Applications for Our ClearPoint System

Complex and remote procedure where accuracy is paramount

1

2

3

Electrode Placement and Biopsy

Laser Ablation

VIDEO

VIDEO

Implant Neuro Stimulation Products from:

- Medtronic
- St. Jude Medical
- NeuroPace
- Boston Scientific (pending FDA Approval)







Place Laser Ablation Probes from:

- Medtronic-Visualase
- Monteris Medical





(1) Laser Ablation - MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure.

(2) Drug Delivery - The SmartFlow® cannula received 510(k) clearance for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents, and delivery of agents to other areas of the brain, using the SmartFlow cannula is investigational.

Existing Research Applications for Our ClearPoint System

Drug Trials demand precise, efficient delivery to ensure the target is covered

4

Drug Delivery

VIDEO

Deliver Drugs and Biologics from:

- Voyager (Nasdaq:VYGR)
- Medicenna
- Oxford Biomedica
- International Stem Cell Corporation

(1) Laser Ablation - MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure.

(2) Drug Delivery - The SmartFlow® cannula received 510(k) clearance for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents, and delivery of agents to other areas of the brain, using the SmartFlow cannula is investigational.

Expansion into Direct Therapy Markets including Stroke

Leveraging Existing Capabilities and Install Base

5

Initial Stroke Product (ClearAway™) Targets Intracerebral Hemorrhage (ICH)

- Collaboration with Mayo Clinic
- Only major stroke subtype w/o clearly effective therapy – major unmet medical need
- Affects 80,000 to 100,000 people in the US each year



Current Approaches for Hemorrhage Removal and Decompression are Inadequate:

- Open craniotomy provides visibility but is highly invasive, destroys brain tissue
- Minimally invasive approach has very limited ability to quantify volume reduction of the hemorrhage or monitor subsequent bleeds



Our Unique ClearAway™ Approach to ICH

- Detailed, continuous, high resolution, 4-D visibility
- Minimally invasive approach
- 95% of current sites already have a stroke program

MRI INTERVENTIONS

Significant Pipeline of New Products and Indications

Sales Efficiency in U.S. and abroad will Expand with Broader Product Portfolio



Projected Development Pipeline
2017
2018
Q2
Q3
Q4
Q1
Q2
Q3
Q4
New Products in Development
ClearPoint Software 2.0 (FDA)
- - - commercializing - - -
ClearPoint Drug Delivery Cannula – CE Mark
- - - - - - commercializing - - - - -
ClearAway™ - Intracerebral Hemorrhage (FDA)
FIH
ClearAblate™ – Pancreas/Liver (Gen 1)
ClearAblate™ – Pancreas (Gen 2)
- - - - - - - - development - - - - - - - -
Drug Trials in Progress
Voyager (Parkinson's disease)
I
II
Medicenna (GBM Brain Tumors)
II
Oxford Biomedica (Parkinson's disease)
I
Lysogene (Sanfilippo A)
I
International Stem Cell (for Parkinson's disease)
I
Regulatory Submission
C
Commercializing
I
Phase I
II
Phase II

Expand Globally and Scale Current Business Model

Grow profit per procedure as we leverage sales expense and expand gross margin

6

Improve profit-per-procedure by leveraging existing sales infrastructure

- Large sales expense comes from clinical specialist case coverage and travel
- Reduce travel expense by hiring new specialists in cities with ClearPoint® already installed and active
- Strive toward shorter procedure times to enable two procedures in same scanner day

Expand Gross Margin though continued procedure growth

- Current facility and overhead capable of supporting 5x procedure kits per year
- Target GM expansion from 60% to 70% over next five years

Prioritize next international market to penetrate with ClearPoint and our SmartFlow® Drug Delivery Cannulas

- Underlying DBS and Laser Ablation procedures expanding WW but slow to date
- Progression of drug therapy trials from phase I to phase III will create new demand
- New therapy products and cannulas can expand portfolio to get scale

© 2017 MRI INTERVENTIONS, INC.

Addressable Markets for our MRI-Guided Therapy Platform

Potential addressable markets in excess of $1B

	Functional Neurosurgery Market			Stroke	Oncology	Drug Delivery Market	
	Parkinsons	Epilepsy	Brain Tumor	ICH	Pancreas	Parkinson's	Brian Tumor
Prevalence	1,500,000	2,200,000	80,000	90,000	50,000	1,500,000	80,000
Annual Potential Procedures	12,500	28,000	15,000	13,500	12,500	25,000	26,000
Est. Average Selling Price	$7,500	$7,500	$7,500	$6,000	$5,000	$14,000	$8,000
Annual Market Opportunity	*$93 Million*	*$210 Million*	*$112 Million*	*$81 Million*	*$62 Million*	*$350 Million*	*$208 Million*

Growing Current Market	12-18 Months	18-24 Months	24+ Months
Continue to Grow Install Base and Increase Utilization	*Same Hospital Same MRI Suite Neurosurgery New Application*	*Same Hospital Same MRI Suite New Physician New Application*	*Continue involvement in Current Trials Add New Trials*

Note: Market sizes for brain tumor, ICH are Pancreatic cancer are incidence numbers because of the nature of those diseases. Prevalence numbers are based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources.

© 2017 MRI INTERVENTIONS, INC.

Consistent Revenue Growth Since 2013



Total Revenue
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
CAGR 30%+
2013
2014
2015
2016
Q1 – Q3 2017
Consumables
Capital / Service
Other

- **75%+ of revenue from single-use disposables**
- **Disposable CAGR from 2013-2017: 30%+ (est)**

Other Results of Note:

- Installed at 52 of 250+ target US neurosurgery centers
- 2017 9-mos revenue $5.4M
- 2016 12-mos revenue $5.6M

Cash Flow From Operations*: 2015 – Q3, 2017


$0
-$500,000
-$1,000,000
-$1,500,000
-$2,000,000
-$2,500,000
-$3,000,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2015
2016
2017

*Excludes interest payments, non-cash compensation and financing costs

Income Statement, Last 5 Quarters

	Quarter Ended				
	Sep-16	Dec-16	Mar-17	Jun-17	Sep-17
Revenues:					
Disposable product revenues	$ 1,272	$ 1,363	$ 1,663	$ 1,436	$ 1,421
Reusable product revenues	309	224	259	457	208
Total product revenues	1,581	1,587	1,922	1,893	1,629
Service revenues	35	48	85	83	88
Total revenues	1,616	1,635	2,007	1,976	1,717
Cost of sales	748	677	752	798	689
Gross profit	868	958	1,255	1,178	1,028
Gross margin	54%	59%	63%	60%	60%
Total operating expenses	2,578	2,748	2,608	3,000	2,355
Operating loss	(1,710)	(1,790)	(1,354)	(1,822)	(1,327)

© 2017 MRI INTERVENTIONS, INC.

Experienced Medical Device Management Team

Management Team

Joseph Burnett	CEO	PHILIPS, VOLCANO PRECISION GUIDED THERAPY, GUIDANT
Peter Piferi	COO	Edwards, HeartWare, Cordis
Wendelin Maners	VP Sales & Marketing	Boston Scientific, CSA MEDICAL
Hal Hurwitz	CFO	pwc, ev3

Board of Directors

Joseph Burnett	Kimble Jenkins, Chairman	John Fletcher	Pascal Girin	Timothy Richards	Maria Sainz	Jack Spencer
PHILIPS, VOLCANO, GUIDANT	MRI INTERVENTIONS, Morgan Keegan	FLETCHER SPAGHT INC. *Managing Partner, Founder*	WRIGHT, ev3	VNUS, COVIDIEN, B BRAUN SHARING EXPERTISE	CARDIOKINETICS, concentric, stryker, GUIDANT	ERNST & YOUNG

MRI INTERVENTIONS

MRIC: Executive Summary

- Unique, Platform technology enabling minimally-invasive treatments for some of the most difficult and debilitating disorders
- Installed in 52 of 250+ leading Neurology centers in the U.S.
- 75%+ of current revenue from single-use, high-margin disposables
- Procedure volume has grown 45%+ CAGR from 2013-2017
- Pipeline of new revenue streams from improvements to existing products, inclusion in drug therapy trials, and launch of new therapy products in the next five years
- Total potential addressable market > $1B for our products and pipeline
- Continued gross margin and sales leverage expanding profitability per procedure
- Strong cash position to fund Commercial and R&D initiatives
- Significant IP position and partnerships with leading clinical sites for development
- A passionate team of embedded scientists and specialists

MRI INTERVENTIONS